GUARANTY AGREEMENT

For valuable consideration, the receipt whereof by each of the undersigned is hereby acknowledged, and to induce RBS CITIZENS, N.A., a national banking association, having an office and place of business located at 833 Broadway, Albany, New York 12207, Attn: Jeffrey Morse (hereinafter called “Lender”) to extend credit to PREMIER PACKAGING CORPORATION, a New York corporation having an address at 6 Framark Drive, Victor, New York 14564 (hereinafter called the “Principal”), each of the undersigned, DOCUMENT SECURITY SYSTEMS, INC., a corporation formed under the laws of the State of New York with offices at 28 East Main Street, Rochester, New York 14614 (“DSS”), SECUPRINT, INC., a corporation formed under the laws of the State of New York with offices at 1650 Emerson Street, Rochester, New York 14606 (“Secuprint”), PLASTIC PRINTING PROFESSIONAL, INC., a corporation formed under the laws of the State of New York with offices at 151 Park Lane, Brisbane, California 94005  (“Plastic Printing,”) (each of DSS, Secuprint and Plastic Printing hereinafter individually and collectively called the “Guarantor”), does hereby unconditionally and irrevocably, jointly and severally guarantee to said Lender and to the endorsees, transferees, successors or assigns of either this Guaranty or any of the obligations secured hereunder, or both, the prompt payment (and not merely the collectability) of interest and principal under that certain Promissory Note in the principal sum of ONE MILLION TWO HUNDRED THOUSAND DOLLARS U.S. ($1,200,000.00) dated on or about even date herewith given by Principal and payable to Lender, including any renewals, modifications or extensions thereof (the “Note”), and does hereby agree that if the Note is not paid by the Principal in accordance with its terms, or if all sums which may hereafter become due from Principal to Lender are not paid by Principal in accordance with its terms, the Guarantor will immediately do so upon demand by Lender.

Guarantor does further covenant and agree that it shall at all times defend, indemnify and hold harmless Lender against and from any and all claims, suits, actions, debts, damages, costs, losses, obligations, judgments, liabilities, charges and expenses of any nature whatsoever, suffered or incurred by Lender, resulting from any written representation or warranty made or information provided to Lender by the Principal, Guarantor or any party on their behalf in connection with the Loan Documents (hereinafter defined) proving to have been fraudulently made or constituting an intentional misrepresentation in any respect on the date on which it was made; or if the Principal or Guarantor or any of their agents or principals intentionally destroy all or any part of the Property secured by the Mortgage or fraudulently divert any assets of Principal.

This indemnification shall in no manner affect, modify, impair or diminish any other obligations, guaranties or indemnification provided by the undersigned relating to the Note, Mortgage or the Loan Documents as herein defined.

This is a continuing Guaranty and may not be revoked by Guarantor.  Upon demand made by Lender upon Guarantor after a failure by the Principal to pay the Note in accordance with its terms, Guarantor shall promptly pay to Lender the principal balance of the Note, plus all accrued interest, any applicable prepayment premiums, costs, expenses and other charges that may be due to the Lender.

The obligations covered by this Guaranty include the obligations of the Principal under the Note and the obligations of Principal under a certain Mortgage and Security Agreement dated of even date herewith from the Principal, which further secures the Principal’s indebtedness (the “Mortgage”) and the other Loan Documents (as defined in the Mortgage), either now existing, or hereafter coming into existence, and any renewals or extensions, in whole or in part, together with all damages, losses, costs, interest, charges, expenses, including reasonable attorneys’ fees and liabilities of every kind, nature and description suffered or incurred by Lender arising in any manner out of, or in any way connected with or growing out of the Note and the Mortgage.

Guarantor hereby consents and agrees that Lender may, at any time, either with or without consideration, surrender any property or other security of any kind or nature whatsoever held by it or by any person, firm or corporation on its behalf, or for its account securing any indebtedness or liability covered by this Guaranty, or substitute for any collateral so held by it, other collateral of like kind, or of any kind, or modify the terms of the Note without notice to or further consent for the Guarantor and such surrender, substitution or modification shall not in any way affect the liability of the Guarantor hereunder.

Lender shall have the right to proceed against the Guarantor or the property described in the Mortgage (the “Property”) without first proceeding against the Principal.

Guarantor hereby agrees that extensions of time in respect of any obligation covered by this Guaranty may be granted by Lender to the Principal without notice to the Guarantor and without thereby affecting the liability of the Guarantor under this Guaranty in any respect; the Guarantor waives notice of acceptance of this Guaranty by Lender, or of the extension, modification or renewal of any obligation of the Principal to which it relates, or of any default by the Principal.  The Guarantor agrees that no act or omission on the part of Lender shall in any way affect or impair this Guaranty.  Guarantor further waives any demand by Lender, as well as any notice of non-performance or non-payment by the Principal herein or any statutory provision requiring Lender’s exhaustion of remedies or instituting of suit against the Principal prior to exercising its rights under this Guaranty.

This Guaranty is made subject to all the terms, conditions, agreements or stipulations contained in the Note evidencing the obligations hereby guaranteed.

In the event that this Guaranty is executed by more than one party, the liability of such parties shall be joint and several.  A separate action or actions may be brought and prosecuted against each or all Guarantors, whether or not action is brought against any other person or whether or not any other person is joined in such action or actions.

In the event it becomes necessary for Lender to enforce this Guaranty by legal action, the Guarantor hereby waives the right to be sued in the county of Guarantor’s residence; and if this Guaranty is placed in the hands of an attorney at law for enforcement, Guarantor hereby agrees to pay the costs thereof, and a reasonable sum as an attorney’s fee for such enforcement.  Anything in this Guaranty to the contrary notwithstanding, if from any circumstances whatever fulfillment of any provisions which shall be due under the Note shall involve transcending the limit of validity prescribed by the usury statutes of the State of New York or any other law of the State of New York, then in fact the obligations to be fulfilled shall be reduced to the limit of such validity so that in no event shall enforcement of remedies be possible under this Guaranty in excess of the limit of such validity.

The Guaranty and all obligations of Guarantor hereunder shall cease and determine at the time Lender receives payment in full of all sums payable to it by the Principal under the Note.

The Guarantor hereby agrees to indemnify the Lender and hold it harmless from and against any and all losses, expenses and damages incurred by the Lender in connection with or as a result of the assertion of any and all claims for the return of moneys (including the proceeds of any collateral) received or applied by the Lender in partial or full payment of the Indebtedness, including without limitation all claims based upon allegations that moneys so received by the Lender constituted trust funds under the Lien Law of the State of New York or other applicable laws, or that the payment of such moneys or the giving of such collateral to the Lender constituted a preference or fraudulent transfer under the Bankruptcy Code or any other applicable statute.  This indemnity shall extend to and include all moneys recovered from or paid over by the Lender as a result of such claims, regardless of the basis thereof, and all costs and expenses including attorneys’ fees incurred by the Lender in investigating, evaluating and contesting such claims, regardless of the outcome.  This indemnity may be terminated only in conjunction with the termination of this Agreement in the manner herein provided, except that the Guarantor’s liability pursuant to this paragraph shall survive any termination of this Agreement to the extent of all moneys (including proceeds of any collateral) received by the Lender on account of that portion of the Indebtedness (and any renewals, modifications or extensions thereof, whether made before or after such termination) for which the Guarantor under the terms of this Agreement remains liable notwithstanding such termination, whether such moneys are recovered from, or paid over by, the Lender before or after such termination.

Guarantor agrees that this Guaranty shall inure to the benefit of and may be enforced by Lender, or its endorsees, transferees, successors and assigns, and shall be binding upon and enforceable against the Guarantor and Guarantor’s legal representatives, heirs, successors and/or assigns.

Guarantor expressly agrees that the Lender may, in its sole and absolute discretion, without notice to or further assent of the Guarantor and without in any way releasing, affecting or impairing the obligations and liabilities of the Guarantor hereunder:  (i) waive compliance with, or waive any defaults under, or grant any other indulgences with respect to the Note; (ii) modify, amend or change any provisions of the Note;  (iii) grant extensions or renewals of or with respect to the Note, and/or effect any release, compromise or settlement in connection with the Note; (iv) make advances for the purpose of performing any term or covenant contained in the Note; (v) assign, sell or otherwise transfer the Note or this Guaranty or any interest therein or herein, and (vi) deal in all respects with the Principal as if this Guaranty was not in effect.  All of the obligations of the Guarantor under this Guaranty shall be unconditional and irrevocable, irrespective of the genuineness, validity, regularity or enforceability of the Note or the Mortgage or any other circumstances which might otherwise constitute a legal or equitable discharge of a surety or guarantor and to the extent of any inconsistency or conflict between this Guaranty and the Note or the Mortgage, this Guaranty shall control.

The liability of the Guarantor under this Guaranty shall be primary, direct and immediate and not conditional or contingent upon pursuit by the Lender of any remedies it may have against the Principal, its successors and assigns, with respect to the Note or the Mortgage, whether pursuant to the terms thereof or by law.  Without limiting the generality of the foregoing, the Lender shall not be required to make any demand on the Principal or to sell at foreclosure or otherwise pursue or exhaust its remedies against the Property covered by the Mortgage or any part thereof or against the Principal before, simultaneously with, or after enforcing its rights and remedies hereunder against the Guarantor.  Any one or more successive and/or concurrent actions may be brought hereon against the Guarantor either in the same action, if any, brought against the Principal in separate actions as often as the Lender may deem advisable.

The Guarantor hereby expressly waives (i) presentment and demand for payment of the principal or the interest on the Note and protest of non-payment, (ii) notice of acceptance of this Guaranty and of presentment, demand and protest, (iii) notice of any default hereunder or under the Note and of all indulgences, (iv) demand for observance, performance, or enforcement of any terms or provisions of this Guaranty, the Note or Mortgage, and (v) all other notices and demands otherwise required by law which the Guarantor may lawfully waive.  The Guarantor further agrees that in the event this Guaranty shall be enforced by suit or otherwise the Guarantor will reimburse the Lender, upon demand, for all expenses incurred in connection therewith, including, without limitation, reasonable attorneys’ fees.

Anything herein or in the Note or the Mortgage to the contrary notwithstanding, the Lender, at its option, may, as to the Guarantor, accelerate the indebtedness evidenced and secured by the Note and Mortgage in the event of the making by the Guarantor of an assignment for the benefit of creditors or appointment of a trustee or receiver for the Guarantor or for any property of the Guarantor or the commencement of any proceeding by or against the Guarantor under any bankruptcy reorganization, arrangement, insolvency, readjustment, receivership or like law or statute.

If the Guarantor shall advance any sums to the Principal or its successors or assigns, or if the Principal or its successors or assigns shall hereafter become indebted to the Guarantor, such sums and indebtedness shall be subordinate in all respects to the amounts then or thereafter due and owing to the Lender under the Note and the Mortgage.  Nothing herein contained shall be construed to give the Guarantor any right of subrogation in and to the Note and the Mortgage or all or any part of the Lender’s interest therein, until all amounts owing to the Lender have been paid in full.

All rights and remedies afforded to the Lender by reason of this Guaranty or by law are separate and cumulative, and the exercise of one shall not in any way limit or prejudice the exercise of any other such rights or remedies.  No delay or omission by the Lender in exercising any such right or remedy shall operate as a waiver thereof.  No waiver of any rights and remedies hereunder, and no modification or amendment hereof, shall be deemed made by the Lender unless in writing and duly signed by the Lender.  Any such written waiver shall apply only to the particular instance specified therein and shall not impair the further exercise of such right or remedy or of any other right or remedy of the Lender, and no single or partial exercise of any right or remedy hereunder shall preclude any other or further exercise thereof or any other right or remedy.

The Lender is hereby given a lien upon and a security interest in all property of the Guarantor now or at any time hereafter in the possession of the Lender in any capacity whatsoever including, but not limited to, any balance or share in any deposit, trust or agency account as additional security for payment of the Indebtedness, and Lender shall, in addition to those rights granted to the Lender in this or any other agreement between the Lender and the Guarantor, have all the rights and remedies under the Uniform Commercial Code and any other applicable law as shall from time to time be in effect in New York.

The Lender shall have the right, whenever it has the right to declare the Indebtedness to be due and payable, without further action by it, to set-off against the Indebtedness all money owed by Lender in any capacity to the Guarantor, whether or not due, and the Lender shall be deemed to have exercised such right of set-off and to have made a charge against any such money immediately upon the accrual of such right even though such charges were made or entered on the books of the Lender at a subsequent time.

The Guarantor shall provide to the Lender annually, financial statements on the Lender’s standard form or other form acceptable to the Lender, including a listing of contingent liabilities and disclosure of all cash flow from and equity in real estate investments/ventures, all in form and content satisfactory to Lender, within one hundred twenty (120) days of year end.  The Guarantor shall provide to Lender a copy of the Guarantor’s federal income tax return within thirty (30) days after the filing thereof.  In the event the Guarantor’s federal tax return filing is on extension, then the tax return shall be furnished to Lender within thirty (30) days of filing.

No Guarantor shall transfer, pledge, grant a security interest in, or permit any other encumbrance of his ownership interest in the Principal or the sole member of the Principal without the prior written consent of the Lender.

The Guarantor acknowledges that this Guaranty and the Guarantor’s obligations under this Guaranty are and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Guaranty and the obligations of the Guarantor under this Guaranty or the obligations of any other person or party (including, without limitation, the Principal) relating to this Guaranty or the obligations of the Guarantor hereunder or otherwise with respect to the Indebtedness of the Principal.  This Guaranty sets forth the entire agreement and understanding of Lender and Guarantor, and Guarantor absolutely, unconditionally and irrevocably waives any and all right to assert any defense, set-off, counterclaim or cross-claim of any nature whatsoever with respect to this Guaranty or the obligations of the Guarantor under this Guaranty or the obligations of any other person or party (including, without limitation, Principal) relating to this Guaranty or the obligations of the Guarantor under the Guaranty or otherwise with respect to the Indebtedness in any action or proceeding brought by the holder hereof to collect the Indebtedness or any portion thereof, or to enforce, the obligations of the Guarantor under this Guaranty.  The Guarantor acknowledges that no oral or other agreements, understandings, representations or warranties exist with respect to this Guaranty or with respect to the obligations of the Guarantor under this Guaranty, except as specifically set forth in this Guaranty.

The Guarantor agrees that any action or proceeding to enforce the provisions of the Agreement may be commenced by Lender in New York State Supreme Court in Monroe County, or in the District Court of the United States for the Western District of New York, and the Guarantor waives personal service of process and agrees that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served by registered mail to the Guarantor, or as otherwise provided by the laws of the State of New York or the United States.

Guarantor represents and warrants to Lender that they have examined or had an opportunity to examine the Note and the Mortgage that they have full power, authority and legal right to execute and deliver this Guaranty, and that this Guaranty is a binding legal obligation of the Guarantor, and is fully enforceable against the Guarantor in accordance with its terms.

Guarantor shall mean all of the undersigned and as used herein, Guarantor shall be deemed, whenever appropriate in the context, to include the singular and plural.

This Guaranty may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one agreement.

WAIVER OF JURY TRIAL.  GUARANTOR HEREBY, AND LENDER BY ITS ACCEPTANCE HEREOF, EACH WAIVE THE RIGHT OF A JURY TRIAL IN EACH AND EVERY ACTION ON THIS GUARANTY, THE NOTE OR THE MORTGAGE, IT BEING ACKNOWLEDGED AND AGREED THAT ANY ISSUES OF FACT IN ANY SUCH ACTION ARE MORE APPROPRIATELY DETERMINED BY A JUDGE SITTING WITHOUT A JURY;  FURTHER, GUARANTOR HEREBY CONSENTS AND SUBJECTS ITSELF TO THE JURISDICTION OF COURTS OF THE STATE OF NEW YORK AND, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, TO THE VENUE OF SUCH COURTS IN THE COUNTY IN WHICH THE PROPERTY IS LOCATED.

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IN WITNESS WHEREOF, the Guarantor has hereunto executed this Guaranty this 30th day of August 2011.

GUARANTOR:

DOCUMENT SECURITY SYSTEMS, INC.

By:	/s/ Philip Jones
Name: Philip Jones
Title: CFO

SECUPRINT, INC.

By:	/s/ Philip Jones
Name: Philip Jones
Title: Secretary & Treasurer

PLASTIC PRINTING PROFESSIONAL, INC.

By:	/s/ Philip Jones
Name: Philip Jones
Title: Secretary & Treasurer